UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2023

CHINA PHARMA HOLDINGS, INC.

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(Exact name of Registrant as specified in charter)

Nevada	001-34471	73-1564807
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Second Floor, No. 17, Jinpan Road

Haikou, Hainan Province, China 570216

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86 898-6681-1730 (China)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CPHI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 13, 2023, China Pharma Holdings, Inc. (the “Company”) entered into an Amendment (the “Amendment”), to the Convertible Promissory Note (the “Note”) the Company issued to an institutional accredited investor Streeterville Capital, LLC (“Investor”) pursuant to a Securities Purchase Agreement (the “Agreement”) dated November 17, 2021.

The Investor and the Company have agreed, according to the terms of the Amendment, to extend the maturity date of the Note to May 19, 2024. In consideration to the extension, the Company has agreed to pay to the Investor an extension fee equal to two percent (2%) of the outstanding balance of the Note, decrease the price at which the Investor can convert portions of the Note’s outstanding balance to the Company’s common stock, and assume an additional obligation to redeem a portion of the outstanding balance of the Note monthly or be subject to additional penalty fees. The Amendment also includes customary representations and warranties by the Company. The outstanding balance of the Note on April 12, 2023, before the Amendment took effect, was $3,281,970.19. The outstanding balance of the Note on November 19, 2021, when the Note was originally issued, was $5,250,000.00, including an original issue discount of $250,000.00.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an exhibit to this report:

Exhibit Number	Exhibit
10.1	Amendment to Convertible Promissory Note dated April 13, 2023

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2023

CHINA PHARMA HOLDINGS, INC.

By:	/s/ Zhilin Li
	Name:	Zhilin Li
	Title:	President and Chief Executive Officer